Fidelity®

Real Estate High Income Fund II

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

REHIFII-ANN-0203 338272
1.736070.103

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on the fund, including charges and expenses, call Jeff Gandel at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $100,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income II	5.89%	24.16%	73.60%
ML U.S. High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index)	-1.14%	6.36%	24.85%
NAREIT Index	5.22%	16.15%	n/a*
Real Estate Funds Average	4.07%	15.33%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 27, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch U.S. High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index) - a market value-weighted index of all cash pay domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's returns to the performance of the National Association of Real Estate Investment Trusts (NAREIT) Index - a market capitalization-weighted index that tracks the common shares of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income II	5.89%	4.42%	9.21%
ML U.S. High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index)	-1.14%	1.24%	3.61%
NAREIT Index	5.22%	3.04%	n/a*
Real Estate Funds Average	4.07%	2.82%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$100,000 Over Life of Fund

Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund II on September 27, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch U.S. High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index) did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fund Talk: The Manager's Overview

Note to shareholders: The following is an interview with Steve Buller, who became Portfolio Manager of Fidelity Real Estate High Income Fund II on October 1, 2002.

Q. How did the fund perform, Steve?

A. For the 12-month period ending December 31, 2002, the fund returned 5.89%. During the same period, the NAREIT Index, maintained by the National Association of Real Estate Investment Trusts, returned 5.22%, while the real estate funds average tracked by Lipper Inc. returned 4.07%. The fund also outpaced the Merrill Lynch U.S. High Yield Master Cash Pay Only Index, a broad measure of the high-yield bond market, which dropped 1.14%.

Q. Why did real estate stocks generate positive returns, while most other areas of the equity market declined into negative territory?

A. Stocks of real estate companies typically are backed by hard assets that tend to hold their value over time, primarily because the country's population is growing and people need a place to live, work or sleep. This basic principle has allowed the real estate business to remain generally less volatile than other industries that are more sensitive to the health of the economy. In 2002, many investors who were apprehensive about the direction of the economy turned to those areas of the equity market that were less volatile - meaning those businesses in which revenues and income were relatively stable - and for many, real estate fit the bill. For its part, the real estate sector's fundamentals - the demand for housing and the pricing power of companies - did deteriorate during the past year, but only modestly compared to other industries such as technology and telecommunications. Additionally, amid a climate of declining profits and interest rates, investors were attracted to the relatively high dividend yields offered by real estate securities.

Q. What was your investment strategy?

A. The fund was overweighted in regional mall, apartment and industrial real estate investment trusts (REITs) because I felt these more-defensive areas were less likely to be hurt by a sustained economic recession. For the most part, this conservative strategy worked out well. Good stock selection and being overexposed to both industrial and mall REITs made significant contributions to the fund's return, as these were the strongest-performing groups in the real estate sector. Stocks of industrial REITs were buoyed by steady distribution traffic, which tends to keep occupancy levels rather stable. Mall stocks benefited from new-store growth by merchandizing chains looking to grow their businesses via expansion.

Q. Can you elaborate on your sector positioning?

A. Overweighting the apartment property group in comparison to the NAREIT index hurt the fund's performance. Both my predecessor and I felt the apartment sector's fundamentals would hold up better than other property types, notably the office sector, which we underweighted because we felt it would experience a more drawn-out slide given that the office group's leases tend to be among the real estate industry's longest. However, our strategy with these two property categories was only partly correct. To our surprise, apartment fundamentals continued to weaken, and the stocks followed suit. At the same time, though, the office sector's fundamentals also deteriorated as we expected, spelling stock losses for this group as well. Among other moves, having a lower percentage of hotel/lodging stocks enhanced the fund's return relative to the NAREIT Index, as this group suffered from a decline in corporate travel, and many hotel operators were forced to slash prices to attract customers. More specifically, the fund benefited by not owning either Felcor Lodging Trust or La Quinta Properties, two stocks in the NAREIT index that declined 30% and 14%, respectively.

Q. What holdings performed well? Which disappointed?

A. Better-than-expected earnings helped regional shopping mall REIT General Growth Properties, the fund's top contributor, appreciate nearly 40% during the period. Elsewhere, investors were attracted to the stable fundamentals of industrial REITs ProLogis Trust, Centerpoint Properties Trust and Duke Realty, which returned 25%, 19% and 13%, respectively. In terms of disappointments, Apartment Investment & Management, a large apartment REIT, suffered from unfavorable investor reaction to its 2002 third-quarter earnings results. Upscale apartment REIT AvalonBay Communities fell 11%, in part due to its December forecast for lower earnings in 2003.

Q. What can shareholders expect from real estate securities in 2003?

A. For nearly three years amid a poor equity market environment, real estate stocks have benefited from their perception as a good defensive investment due to their high dividend yields and more-attractive fundamentals. As long as this trend continues and equity investors continue to have lower expectations, the outlook for the fund could remain positive. Shareholders should be aware that if consistent evidence shows that the economy is on the mend, real estate stocks could lag the broader equity market, as investors may be willing to adopt more risk in their portfolios by owning stocks in other more economically sensitive sectors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income by investing primarily in commercial mortgage-backed securities and real estate investment trusts

Start date: September 27, 1996

Size: as of December 31, 2002, more than $91 million

Manager: Steve Buller, since October 2002; joined Fidelity in 1992

3

Annual Report

Investments December 31, 2002

Showing Percentage of Net Assets

Asset-Backed Securities - 0.4%
	Principal Amount	Value (Note 1)
Saxon Asset Securities Trust:
8% 12/25/27 (b)	$ 182,075	$ 183,095
8.6% 12/25/27 (b)	157,017	153,045
TOTAL ASSET-BACKED SECURITIES (Cost $297,588)		336,140
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.3%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2:
Class 2B, 6.7825% 12/29/25 (b)(c)	119,395	56,082
Class 2C, 6.7825% 12/29/25 (b)(c)	762,639	206,281
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $398,326)		262,363
Commercial Mortgage Securities - 4.5%

Artesia Mortgage CMBS, Inc. Series 1998-C1:
Class G, 6.9828% 6/25/30 (b)(c)	999,248	647,213
Class NR, 6.4326% 6/25/30 (b)(c)	1,431,885	280,168
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1:
Class G, 2.4607% 4/27/09 (b)(c)	174,121	171,509
Class H, 3.1499% 10/25/22 (b)(c)	1,048,249	314,475
Blaylock Mortgage Capital Corp. Series 1997-A:
Class B5, 6.425% 10/15/03 (b)	250,000	240,000
Class B6, 6.425% 10/15/03 (b)	250,000	225,000
Class B7, 6.425% 10/15/03 (b)	335,000	268,000
CS First Boston Mortgage Securities Corp. Series 2000-FL1A:
Class H, 4.5036% 12/15/09 (b)(c)	225,000	213,134
Class J, 4.5024% 12/15/09 (b)(c)	135,000	108,000
Class K, 3.3181% 12/15/09 (b)(c)	274,000	95,900

	Principal Amount	Value (Note 1)
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class F, 4.1605% 4/15/19 (b)(c)	$ 523,892	$ 0
J.P. Morgan Commercial Mortgage Finance Corp. Series 1997-C4 Class NR, 7.38% 12/26/28 (b)	4,885,341	1,312,363
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9833% 4/25/21 (b)(c)	142,936	127,213
Structured Mortgage Trust weighted average coupon Series 1997-2:
Class C, 6.118% 1/30/06 (b)(c)	84,356	57,193
Class D, 6.118% 1/30/06 (b)(c)	103,823	60,321
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $5,777,858)		4,120,489
Complex Mortgage Securities - 0.2%

Principal Only - 0.2%
Structured Asset Securities Corp. Series 1996-CFL Class P, 0% 2/25/28 (b)(d) (Cost $316,367)	428,786	214,393
Common Stocks - 89.3%
	Shares
Banks and Thrifts - 0.0%
CS First Boston Mortgage Securities Corp. warrants 9/1/03 (a)	781,850	0
Homebuilding/Real Estate - 85.1%
AMB Property Corp. (SBI)	95,500	2,612,880
Apartment Investment & Management Co. Class A	165,615	6,207,250
Archstone-Smith Trust	142,175	3,346,800
AvalonBay Communities, Inc.	79,037	3,093,508
Boardwalk Equities, Inc.	214,700	2,072,852
Boston Properties, Inc.	71,300	2,628,118
CBL & Associates Properties, Inc.	51,200	2,050,560
CenterPoint Properties Trust (SBI)	73,500	4,200,525
Crescent Real Estate Equities Co.	13,800	229,632
Crown American Realty Trust (SBI)	27,300	251,160
Developers Diversified Realty Corp.	51,200	1,125,888
Duke Realty Corp.	170,400	4,336,680
Equity Office Properties Trust	294,111	7,346,894
Equity Residential (SBI)	169,278	4,160,853
General Growth Properties, Inc.	57,700	3,000,400
Home Properties of New York, Inc.	16,024	552,027
Hospitality Properties Trust (SBI)	43,200	1,520,640
Common Stocks - continued
	Shares	Value (Note 1)
Homebuilding/Real Estate - continued
Host Marriott Corp. (a)	104,400	$ 923,940
Liberty Property Trust (SBI)	89,100	2,845,854
MeriStar Hospitality Corp.	4,600	30,360
Mills Corp.	22,600	663,084
Newcastle Investment Holdings Corp. (b)	170,930	3,712,600
Northstar Capital Investment Corp. (b)	48,000	432,000
Pacific Gulf Properties, Inc. (a)	150,000	3,675
Pan Pacific Retail Properties, Inc.	34,100	1,245,673
Plum Creek Timber Co., Inc.	55,700	1,314,520
Price Legacy Corp. (a)	374,044	1,047,323
ProLogis Trust	261,552	6,578,033
Reckson Associates Realty Corp.	13,100	275,755
Regency Centers Corp.	13,900	450,360
Shurgard Storage Centers, Inc. Class A	14,900	466,966
Simon Property Group, Inc.	109,800	3,740,886
Sun Communities, Inc.	10,900	398,613
Taubman Centers, Inc.	23,100	374,913
The Rouse Co.	55,500	1,759,350
Vornado Realty Trust	68,200	2,537,040
		77,537,612
Insurance - 1.5%
Federal Realty Investment Trust (SBI)	48,750	1,370,850
Services - 2.7%
Public Storage, Inc.	75,500	2,439,405
TOTAL COMMON STOCKS (Cost $64,807,775)		81,347,867
Cash Equivalents - 7.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.07%, dated 12/31/02 due 1/2/03) (Cost $6,735,000)	$ 6,735,399	6,735,000
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $78,332,914)	93,016,252
NET OTHER ASSETS - (2.1)%	(1,904,816)
NET ASSETS - 100%	$ 91,111,436
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,077,985 or 10.0% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
US Governments	0.0%
AAA, AA, A	0.2
BBB	0.0
BB	1.0
B	0.7
CCC, CC, C	0.4
Not Rated	3.1
Equities	89.3
Short-Term and Net Other Assets	5.3
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effects of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $48,949,394 and $186,885,005, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,777 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,362,000. The weighted average interest rate was 1.43%. At period end there were no interfund loans outstanding.

Income Tax Information
The fund hereby designates approximately $13,319,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (including repurchase agreements of $6,735,000) (cost $78,332,914) - See accompanying schedule		$ 93,016,252
Cash		827
Receivable for investments sold		137,315
Dividends receivable		431,924
Interest receivable		53,936
Other receivables		12,581
Total assets		93,652,835

Liabilities
Payable for investments purchased	$ 11,106
Distributions payable	2,416,384
Accrued management fee	61,674
Other payables and accrued expenses	52,235
Total liabilities		2,541,399

Net Assets		$ 91,111,436
Net Assets consist of:
Paid in capital		$ 75,354,412
Distributions in excess of net investment income		(146,583)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,220,269
Net unrealized appreciation (depreciation) on investments		14,683,338
Net Assets, for 9,388,795 shares outstanding		$ 91,111,436
Net Asset Value, offering price and redemption price per share ($91,111,436 ÷ 9,388,795 shares)		$ 9.70

Statement of Operations

	Year ended December 31, 2002
Investment Income
Dividends		$ 7,601,724
Interest		3,389,507
Total income		10,991,231

Expenses
Management fee	$ 1,294,820
Transfer agent fees	29,719
Accounting fees and expenses	90,093
Non-interested trustees' compensation	664
Custodian fees and expenses	11,388
Registration fees	2,000
Audit	45,451
Legal	38,562
Interest	213
Miscellaneous	6,078
Total expenses before reductions	1,518,988
Expense reductions	(94,356)	1,424,632
Net investment income (loss)		9,566,599
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,441,449
Foreign currency transactions	929
Total net realized gain (loss)		1,442,378
Change in net unrealized appreciation (depreciation) on investment securities		(118,520)
Net gain (loss)		1,323,858
Net increase (decrease) in net assets resulting from operations		$ 10,890,457

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2002	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 9,566,599	$ 15,843,938
Net realized gain (loss)	1,442,378	27,419,085
Change in net unrealized appreciation (depreciation)	(118,520)	(17,704,646)
Net increase (decrease) in net assets resulting from operations	10,890,457	25,558,377
Distributions to shareholders from net investment income	(3,827,212)	(14,345,006)
Distributions to shareholders from net realized gain	(14,846,094)	(3,859,771)
Total distributions	(18,673,306)	(18,204,777)
Share transactions Net proceeds from sales of shares	400,000	17,081,824
Reinvestment of distributions	11,886,608	17,110,821
Cost of shares redeemed	(144,400,000)	(229,461,728)
Net increase (decrease) in net assets resulting from share transactions	(132,113,392)	(195,269,083)
Total increase (decrease) in net assets	(139,896,241)	(187,915,483)
Net Assets
Beginning of period	231,007,677	418,923,160
End of period (including distributions in excess of net investment income of $146,583 and undistributed net investment income of $2,217,907, respectively)	$ 91,111,436	$ 231,007,677
Other Information Shares
Sold	36,697	1,530,975
Issued in reinvestment of distributions	1,247,283	1,536,361
Redeemed	(12,661,334)	(20,013,785)
Net increase (decrease)	(11,377,354)	(16,946,449)

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.12	$ 11.11	$ 9.43	$ 10.12	$ 12.38
Income from Investment Operations
Net investment income (loss) B	.621	.559 F	.719C	.761	.786
Net realized and unrealized gain (loss)	(.047) D	.363F	1.710	(.806)	(2.454)
Total from investment operations	.574	.922	2.429	(.045)	(1.668)
Distributions from net investment income	(.384)	(.712)	(.749)	(.645)	(.592)
Distributions from net realized gain	(1.610)	(.200)	-	-	-
Total distributions	(1.994)	(.912)	(.749)	(.645)	(.592)
Net asset value, end of period	$ 9.70	$ 11.12	$ 11.11	$ 9.43	$ 10.12
Total Return A	5.89%	8.43%	25.83%	(.46)%	(13.66)%
Ratios to Average Net Assets E
Expenses before expense reductions	.86%	.83%	.85%	.85%	.89%
Expenses net of voluntary waivers, if any	.86%	.83%	.85%	.85%	.89%
Expenses net of all reductions	.80%	.79%	.83%	.79%	.83%
Net investment income (loss)	5.40%	4.87%F	6.83%	7.57%	7.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,111	$ 231,008	$ 418,923	$ 321,641	$ 192,471
Portfolio turnover rate	29%	19%	31%	41%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.07 per share.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Fidelity Real Estate High Income Fund II (the fund) is a fund of Fidelity Covington Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and /or realized gain. The year ended December 31, 2002 reflects a change in estimate of these components using more current tax reporting received from REIT investments. The change in estimate had no impact on the fund's net assets, but resulted in an increase to net investment income and a corresponding decrease to realized and unrealized gains of $4,445,000. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees . A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 18,785,508
Unrealized depreciation	(3,753,640)
Net unrealized appreciation (depreciation)	15,031,868
Undistributed ordinary income	114,979
Undistributed long-term capital gain	610,357
Total Distributable earnings	$ 15,757,204
Cost for federal income tax purposes	$ 77,984,384

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 5,355,065	$ 14,345,006
Long-term Capital Gains	13,318,241	3,859,771
Total	$ 18,673,306	$ 18,204,777

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $93,080 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,276.

7. Other Information.

At the end of the period, limited partnerships managed by FMR or its affiliates were the owners of record of 92% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Real Estate High Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund II (a fund of Fidelity Covington Trust) at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-617-563-6414.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Real Estate High Income II. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of Lucas Varity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2002

Vice President of Real Estate High Income II. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Real Estate High Income II. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Real Estate High Income II. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Real Estate High Income II. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1995 Assistant Treasurer of Real Estate High Income II. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Real Estate High Income II. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Real Estate High Income II. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Real Estate High Income II. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Real Estate High Income Fund II voted to pay on February 10, 2003, to shareholders of record at the opening of business on February 7, 2003, a distribution of $.07 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	159,404,179.29	100.000
Against	00.00	.000
Abstain	00.00	.000
TOTAL	159,404,179.29	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
Ralph F. Cox
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
Phyllis Burke Davis
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
Robert M. Gates
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
Abigail P. Johnson
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
Edward C. Johnson 3d
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
Marie L. Knowles
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
Ned C. Lautenbach
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
Peter S. Lynch
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
Marvin L. Mann
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
William O. McCoy
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
William S. Stavropoulos
Affirmative	159,404,179.29	100.000
Withheld	.00	.000
TOTAL	159,404,179.29	100.000
PROPOSAL 3
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	159,404,179.29	100.000
Against	.00	.000
Abstain	.00	.000
TOTAL	159,404,179.29	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research Company (U.K.) Inc.

Fidelity Management & Research Company (Far East) Inc.

Fidelity Investment Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY